UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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The Finish Line, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing relates to the proposed merger transaction between The Finish Line, Inc. (“Finish Line” or the “Company”), JD Sports Fashion Plc (“JD Sports” or “Parent”), and Genesis Merger Sub, Inc. (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger dated as of March 25, 2018 (the “Merger Agreement”) by and among Finish Line, Parent, and Merger Sub.

Set forth below is the VP and Above talking points.

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Vice Presidents and Above Meeting
Talking Points

•	Early this morning, we issued a joint news release with a company called JD (formal name is JD Sports Fashion PLC) across the wire here and in Great Britain

•	We announced that we have agreed to merge with JD and I wanted to get this information to you promptly and explain what this means for us

•	Today is a new day for Finish Line

•	An exciting, next step forward in our story

•	JD is based in the United Kingdom and has an impressive international presence with more than 20 brands in many European countries as well as South Korea, Malaysia and Australia

•	JD is a leading, premium multichannel retailer of sports, fashion and outdoor brands who embraces the latest online and in-store digital technology

•	We share the same vision and drive to serve our customers with premium brands through a unique and innovative experience

•	If that sounds a lot like us, you’re right

•	That’s an important part of our decision to join forces with them

•	With JD, Finish Line moves into a stronger position to compete as part of a global enterprise that leads in our industry

•	So what does this mean to YOU?

•	What it means to you is that Finish Line will be stronger than ever

•	Our leadership team continues to be committed to our employees, our customers and the successful future of Finish Line

•	Being part of a global enterprise can offer professional growth opportunities

•	Yes, this means change - change means progress, it keeps us relevant in the ever-evolving retail landscape

•	Upon closing of the transaction, Finish Line will become the U.S. subsidiary - basically the U.S. based headquarters - for JD

•	We will no longer be a standalone publicly traded company in the United States as we will be under the ownership of JD in the United Kingdom who is publicly traded on the London Stock Exchange

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We expect to close on this transaction no earlier than June pending shareholder approval of the merger, the receipt of all required regulatory approvals, and the satisfaction of other customary closing conditions

•	Next steps include shareholder approval at our end and at JD’s end, and regulatory approval of the transaction

•	Then, upon the satisfaction of other customary closing conditions, we will have a formal closing of the merger

•	For now - we need to do our best to communicate this with employees so we will hold a Stand-Up Town Hall 10:00 AM this morning here at Customer Central

•	Right after that I will host a Google Meet with our Boulder team at 11:00 AM

•	Over the next 24 hours or so each member of our leadership team will meet with all your departments as well

•	They may ask you to help schedule those

•	The leadership team will reinforce the message you just heard which is what I will share during the Town Hall too

•	Please ensure that your teams attend the Town Hall and the Department Meetings

•	Also, we realize some employees may be out of the office so please make sure they see the email that we sent this morning so they have the information as timely as possible

•	It’s important for employees to understand that we do not have all of the answers yet

•
If you get questions from people outside the organization, please forward them to the appropriate member of our leadership team: Media inquiries should be directed to Dianna and shareholders/investors can go to Ed

•	Bottomline - strategically this positions Finish Line for long-term success as we work side-by-side with JD to leverage the benefits that we each bring to the table

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As this next chapter for Finish Line begins, you can help us write the story with your continued dedication to our customers and commitment to providing the best-of-the-best service and product to them

•	Thank you!

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Forward-Looking Statements

Statements in this document regarding the proposed transaction between Finish Line and JD Sports, the expected timetable for completing the proposed transaction, and the potential benefits created by the proposed transaction are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Finish Line or JD Sports. Finish Line cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: the failure of the proposed transaction to close in a timely manner or at all; the effects of the announcement or pendency of the proposed transaction on the Company and its business; the nature, cost, and outcome of any litigation related to the proposed transaction; general economic conditions; Finish Line’s reliance on a few key vendors for a majority of its merchandise purchases (including a significant portion from one key vendor); the availability and timely receipt of products; the ability to timely fulfill and ship products to customers; fluctuations in oil prices causing changes in gasoline and energy prices, resulting in changes in consumer spending as well as increases in utility, freight, and product costs; product demand and market acceptance risks; the inability to locate and obtain or retain acceptable lease terms for the company’s stores; the effect of competitive products and pricing; loss of key employees; cybersecurity risks, including breach of customer data; the potential impact of legal or regulatory changes, including the impact of the U.S. Tax Cuts and Jobs Act of 2017; interest rate levels; the impact of inflation; a major failure of technology and information systems; and the other risks detailed in Finish Line’s Securities and Exchange Commission filings. Readers are urged to consider these factors carefully in evaluating the forward-looking statements. Investors and shareholders are also urged to read the risk factors set forth in the proxy statement carefully when they are available.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning Finish Line and JD Sports set forth in this document may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. Finish Line assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Additional Information for Shareholders

This document relates to the proposed merger between Finish Line and JD Sports. The proposed merger will be submitted to Finish Line’s and JD Sports’ shareholders for their consideration and approval. In connection with the proposed merger, Finish Line and JD Sports will file relevant materials with (i) the SEC, including a proxy statement of Finish Line, and (ii) the United Kingdom Listing Authority (UKLA) in the U.K., including a circular of JD Sports. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Finish Line, and a circular will be mailed to the shareholders of JD Sports. This communication is not a substitute for the proxy statement, circular, or other document(s) that Finish Line and/or JD Sports may file with the SEC or the UKLA in connection with the proposed transaction. Finish Line’s and JD Sports’ shareholders are urged to read the proxy statement and other documents filed with the SEC and the U.K. circular regarding the proposed merger transaction when they become available because they will contain important information about Finish Line, JD Sports, and the proposed merger transaction itself. Finish Line’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Finish Line’s shareholders also will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Finish Line, Inc., 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235, Attention: Corporate Secretary, or by

calling (317) 899-1022, or from Finish Line’s website at www.finishline.com under the tab “Investor Relations - Financials & SEC Filings.” The information available through Finish Line’s website is not and shall not be deemed part of this document or incorporated by reference into other filings Finish Line makes with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Finish Line, JD Sports, and their respective directors and certain of their officers may be deemed to be participants in the solicitation of proxies from Finish Line’s shareholders with respect to the special meeting of shareholders that will be held to consider the matters to be approved by Finish Line’s shareholders in connection with the merger transaction. Information about Finish Line’s directors and executive officers and their ownership of Finish Line’s common stock is set forth in the proxy statement for Finish Line’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on June 2, 2017. Shareholders may obtain additional information regarding the interests of Finish Line and its directors and executive officers in the proposed merger, which may be different than those of Finish Line’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.